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                                                                    EXHIBIT 99.1

                         AIRCRAFT TIME SHARING AGREEMENT

      THIS TIME SHARING AGREEMENT, as the same may be amended, modified or supplemented from time to time in accordance with the terms hereof (this "Agreement"), is entered into on November 2, 2005 by Regions Financial Corporation ("Owner"), a Delaware corporation, with principal offices in Birmingham, Alabama, and Jackson W. Moore ("User").

                                   BACKGROUND:

      A. Owner is the registered owner of certain civil aircraft bearing the United States Registration Numbers and of the types set forth on Exhibit A to this Agreement, which are used in a manner incidental to the Owner's business and not for common carriage (collectively, the "Aircraft" or individually an "Aircraft");

      B. Owner employs fully qualified flight crews to operate the Aircraft; and

      C. From time to time, User may desire to share the Aircraft and flight crews with Owner for User's personal travel at User's discretion on a time sharing basis as defined in Section 91.501(c)(1) of the Federal Aviation Regulations ("FAR").

      NOW, THEREFORE, Owner and User agree as follows:

      1. Subject to the terms and conditions of this Agreement, Owner agrees to share the Aircraft with User for User's personal travel at User's discretion pursuant to the provisions of FAR Section 91.501(c)(1) and to provide a fully qualified flight crew for all operations for flights scheduled in accordance with the terms of this Agreement during the period, commencing on the date of this Agreement and terminating on the earlier of (a) the termination of this Agreement by consent of Owner and User, (b) the date of User's termination of employment with Owner, or (c) the date of User's death. Owner shall have the right to add or substitute aircraft of similar type, quality, and equipment, and to remove aircraft from the fleet, from time to time during the term of this Agreement. Owner shall send User a revised Exhibit A upon each such change in the Aircraft. User accepts the risk that supplements to Exhibit A may eliminate the fleet altogether, in which event, Owner shall have no responsibility to procure additional aircraft for User's needs.

      2. User shall pay Owner for each flight conducted under this Agreement the actual expenses of each specific flight as authorized by FAR Section 91.501(d) as in effect from time to time. Provided that the destination of the flight in question is within a state in which Owner or any of its subsidiaries maintains an office or branch bank, a flight shall be deemed conducted under the Agreement only for the legs of flight on which User or his designees are passengers. Otherwise, a flight shall be deemed conducted under the Agreement with respect to both (i) the legs of flight on which User
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or his designees are passengers, and (ii) any legs of flight necessary to reposition the aircraft to the point of origination for the legs the on which User or his designees are passengers. On the date of this Agreement these expenses include and are limited to:

      a)    fuel, oil, lubricants and other additives;

      b) travel expenses of the crew, including food, lodging and ground transportation;

      c) hangar and tie down costs away from the Aircraft's base of operation;

      d)    insurance obtained for the specific flight;

      e)    landing fees, airport taxes and similar assessments;

      f) customs, foreign permit and similar fees directly related to the flight;

      g)    in-flight food and beverages;

      h)    passenger ground transportation;

      i)    flight planning and weather contract services;

      j) an additional charge equal to fifty percent (50%) of the expenses listed in clause (a) above.

      3. Owner will pay all expenses related to the operation of each Aircraft when incurred and will provide monthly invoices to User for the expenses enumerated in Section 2 above. User shall pay Owner for these expenses within fifteen (15) days after receipt of the related invoice.

      4. In the event that User desires to use the Aircraft pursuant to this Agreement, User will so notify Owner and will provide Owner with requests for flight time and proposed flight schedules reasonably in advance of the requested flight. Requests for flight time shall be in a form mutually convenient to and agreed upon by Owner and User. In addition to proposed schedules and flight times, User shall provide at least the following information for each proposed flight at some time prior to scheduled departure as required by Owner or Owner's flight crew:

      a)    departure point;

      b)    destinations;

      c)    date and time of flight;

      d) the identity of each anticipated passenger, including, for international flights, citizenship of each non U.S. citizen and copies establishing their right to be present in the USA, including passport, visa and immigration forms;

      e)    the nature and extent of luggage or cargo to be carried;

      f)    the date and time of a return flight, if any; and

      g) any other information concerning the proposed flight that may be pertinent or required by Owner or Owner's flight crew.

      5. Owner shall have sole and exclusive authority over the scheduling of the Aircraft, including which Aircraft is used for any particular flight. Scheduling shall be conducted in accordance with Owner's corporate aircraft use policy as in effect from time to time.

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      6. Owner shall be solely responsible for securing maintenance, preventive maintenance, and required or otherwise necessary inspections on the Aircraft and shall take such requirements into account in scheduling flights of the various Aircraft. No period of maintenance, preventive maintenance, or inspection shall be delayed or postponed for the purpose of scheduling the Aircraft, unless such maintenance or inspection can be safely conducted at a later time in compliance with all applicable laws and regulations, and within the sound discretion of the pilot-in-command. The pilot-in-command shall have final and complete authority to cancel any flight for any reason or condition that in his or her judgment would compromise the safety of the flight.

      7. Owner shall employ, pay for, and provide to User a qualified flight crew for each flight undertaken under this Agreement. In accordance with applicable FAR, the qualified flight crew provided by Owner will exercise all of its duties and responsibilities with respect to the safety of each flight conducted under this Agreement. User agrees that the flight crew, in its sole discretion, may terminate any flight, refuse to commence any flight, or take other action that in the considered judgment of the pilot-in-command is necessitated by considerations of safety, in which event, the flight crew shall take reasonable effort to resume or reschedule the flight as soon as practicable. Without limiting the generality of Section 8, no such action of the pilot-in-command shall create or support any liability for loss, injury, damage, or delay to User or any other person. User shall at all times obey and cause each other passenger on his time share flights to obey, all crewmember instructions, placards, and safety requirements imposed by any member of the crew.

      8. The Owner and User agree that Owner shall not be liable to User or any other person for loss, injury, or damage occasioned by the delay or failure to furnish the Aircraft and crew pursuant to this Agreement for any reason, including, without limitation, any and all special or consequential damages, for any reason whatsoever.

      9. The risk of loss during the period when any Aircraft is operated on behalf of User under this Agreement shall remain with Owner, and Owner will retain all rights and benefits with respect to the proceeds payable under policies of hull insurance maintained by Owner that may be payable as a result of any incident or occurrence while an Aircraft is being operated on behalf of User under this Agreement. User shall be named as an additional insured on liability insurance policies maintained by Owner on the Aircraft with respect to flights conducted pursuant to this Agreement.

      10. Owner will assure that a copy of this Agreement shall be carried in the Aircraft and available for review upon the request of the FAA on all flights conducted pursuant to this Agreement.

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      11. User represents, warrants and covenants to Owner that:

      a) He will use each Aircraft for and on his own account only and will not use any Aircraft for the purposes of providing transportation of passengers or cargo in air commerce for compensation or hire;

      b) He shall refrain from incurring any mechanics or other lien in connection with inspection, preventative maintenance, maintenance or storage of the Aircraft, whether permissible or impermissible under this Agreement, and he shall not attempt to convey, mortgage, assign, lease or any way alienate the Aircraft, any part thereof or any engine, whether or not affixed to the airframe, or create any kind of lien or security interest involving the Aircraft or do anything or take any action that might mature into such a lien;

      c) He will not contract or pay for or otherwise order, purchase or pledge the credit of any aircraft to secure, any food, alcoholic beverage, fuel or maintenance services; and

      d) During the term of this Agreement, he will abide by and conform to all such laws, governmental, and airport orders, rules, and regulations as shall from time to time be in effect and applicable to User relating in any way to the operation and use of the Aircraft by a time-sharing User.

      12. For purposes of this Agreement, the permanent base of operation of the Aircraft shall be Birmingham, Alabama, unless changed by Owner, in which event Owner shall notify User of the new permanent base of operation of the Aircraft.

      13. Owner and User agree with respect to the following indemnification provisions:

      a) Owner hereby indemnifies User and agrees to hold harmless User from and against any liabilities, obligations, losses (excluding loss of anticipated profits), damages, claims, actions, suits, costs, expenses and disbursements ("Losses") imposed on, incurred by or asserted against User arising out of or resulting from the ownership, lease, maintenance, repair, possession, use, operation, condition, or other disposition or application of the Aircraft. Owner's obligation to indemnify User under this Section 13 shall not, however, extend to any Loss (i) resulting from the willful misconduct or gross negligence of User, (ii) to the extent such Loss is a direct result of any failure of User to comply with any covenants required to be performed or observed by him under this Agreement, or (iii) to the extent such Loss is a direct result of any breach by User of any of User's warranties or representations contained in this Agreement.

      b) User hereby indemnifies Owner and agrees to hold harmless Owner from and against any Losses imposed on, incurred by or asserted against Owner (i) arising out of or resulting from the willful misconduct or gross negligence of User, (ii) to the extent such Loss is a direct result of any failure of User to comply with any covenants required to be performed or observed by him, or (iii) to the extent such Loss is a direct result of any breach by User of any of User's warranties or representations contained in this Agreement.

      c) Losses shall be determined after taking into account the available proceeds of any applicable insurance policies.

      14. OWNER SHALL NOT MAKE OR GIVE OR BE DEEMED TO HAVE MADE OR GIVEN AND HEREBY EXPRESSLY DISCLAIMS, AND USER HEREBY KNOWINGLY, INTENTIONALLY AND WITH FULL KNOWLEDGE OF THE CONSEQUENCES THEREOF, WAIVES ANY CLAIMS IN RESPECT OF, ANY REPRESENTATION, WARRANTY OR GUARANTEE OF ANY KIND, EXPRESS OR IMPLIED, AS TO (I) THE AIRWORTHINESS, VALUE, CONDITION, DESIGN, COMPLIANCE WITH SPECIFICATIONS, OPERATION OF, OR THE QUALITY OF THE MATERIAL OR WORKMANSHIP IN, OR TITLE TO, OR ANY DEFECT IN, ANY AIRCRAFT TIME-SHARED HEREUNDER, (II) THE MERCHANTABILITY OR FITNESS FOR USE OR FOR A PARTICULAR PURPOSE OF ANY AIRCRAFT TIME-SHARED HEREUNDER, OR AS TO THE ABSENCE OF LATENT OR OTHER DEFECTS, WHETHER OR NOT DISCOVERABLE, AS TO THE ABSENCE OF ANY INFRINGEMENT OF ANY PATENT, TRADEMARK, OR COPYRIGHT, AGAINST INFRINGEMENT OR THE LIKE, OR ARISING FROM COURSE OF PERFORMANCE, COURSE OF DEALING OR USAGE OF TRADE, (III) ANY OBLIGATION, LIABILITY, RIGHT, CLAIM OR REMEDY IN TORT WITH RESPECT TO ANY AIRCRAFT TIME-SHARED HEREUNDER, WHETHER OR NOT IN STRICT OR ABSOLUTE LIABILITY OR ARISING FROM THE NEGLIGENCE OF OWNER, ACTUAL OR IMPUTED (INCLUDING ANY STATUTORY WARRANTY OR CONDITION UNDER THE LAWS OF THE UNITED STATES OR THE STATE OF NEW
YORK), OR (IV) ANY OBLIGATION, LIABILITY, RIGHT, CLAIM OR REMEDY FOR LOSS OF, OR DAMAGE TO, ANY AIRCRAFT, FOR ANY LOSS OF USE, REVENUE OR PROFIT, OR ANY OTHER DIRECT, INCIDENTAL OR CONSEQUENTIAL DAMAGES THEREFROM, IT BEING UNDERSTOOD THAT ALL SUCH RISKS, AS BETWEEN USER AND SUCH OTHER PERSONS, ARE TO BE BORNE BY USER.

      15. Neither this Agreement nor any party's interest in this Agreement shall be assigned without the express written consent of the other party.

      16. This Agreement shall be governed by and construed in accordance with the laws of New York (excluding the conflicts of law rules thereof), pursuant to
Section 5-1401 of the New York General Obligation Law.

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      17. This Agreement constitutes the entire understanding between Owner and
User with respect to its subject matter, and there are no representations, warranties, conditions, covenants, or Agreements other than as set forth expressly herein. Any changes or modifications to this Agreement must be in writing and signed by authorized representatives of both parties. This Agreement may be executed in counterparts, which shall, singly or in the aggregate, constitute a fully executed and binding Agreement.

      18. Any notice, request, or other communication to any party by the other party under this Agreement shall be conveyed in writing and shall be deemed given on the earlier of the date (i) notice is personally delivered with receipt acknowledged, (ii) a facsimile notice is transmitted, or (iii) three (3) days after notice is mailed by certified mail, return receipt requested, postage paid, and addressed to the party at the address set forth below. The address of a party to which notices or copies of notice are to be given may be changed from time to time by such party by written notice to the other party.

      User:           Jackson W. Moore
                      3810 Montrose Road
                      Birmingham, Alabama, 35213

      Owner:          Regions Financial Corporation
                      c/o Office of the General Counsel
                      P.O. Box 10247
                      Birmingham, Alabama 35202
                      Attention: Chair, Compensation Committee

      19. If any one or more of the provisions of the Agreement shall be held invalid, illegal, or unenforceable, the remaining provisions of this Agreement shall be unimpaired, and the invalid, illegal, or unenforceable provision shall be replaced by a mutually acceptable provision, which, being valid, legal, and enforceable, comes closest to the intention of the parties underlying the invalid, illegal, or unenforceable provision. To the extent permitted by applicable law, the parties hereby waive any provision of law, which renders any provision of this Agreement prohibited or unenforceable in any respect.

      20. Neither Owner (nor its affiliates) makes, has made or shall be deemed to make or have made, and Owner (for itself and its affiliates) hereby disclaims, any warranty or representation, either express or implied, written or oral, with respect to any aircraft to be used hereunder or any engine or component thereof including, without limitation, any warranty as to design, compliance with specifications, quality of materials or workmanship, merchantability, fitness for any purpose, use or operation, airworthiness, safety, patent, trademark or copyright infringement or title.

      21. Truth in leasing statement under FAR Section 91.23:

      A) OWNER HEREBY CERTIFIES THAT EACH AIRCRAFT HAS BEEN INSPECTED AND MAINTAINED WITHIN THE TWELVE (12)

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            MONTH PERIOD PRECEDING THE DATE OF THIS AGREEMENT, EXCEPT TO THE
            EXTENT THE AIRCRAFT IS LESS THAN TWELVE (12) MONTHS OLD, IN ACCORDANCE WITH THE PROVISIONS OF FAR PART 91 AND ALL APPLICABLE REQUIREMENTS FOR THE MAINTENANCE AND INSPECTION THERE UNDER HAVE BEEN MET.

      B) OWNER HEREBY CERTIFIES THAT IT UNDERSTANDS ITS RESPONSIBILITIES UNDER APPLICABLE FAA REGULATIONS.

      C) OWNER AGREES, CERTIFIES, AND KNOWINGLY ACKNOWLEDGES THAT WHEN THE AIRCRAFT IS OPERATED UNDER THIS AGREEMENT, OWNER SHALL BE KNOWN AS, CONSIDERED, AND SHALL IN FACT BE THE OPERATOR OF THE AIRCRAFT.

      D) AN EXPLANATION OF FACTORS BEARING ON OPERATIONAL CONTROL AND PERTINENT FARS CAN BE OBTAINED FROM THE NEAREST FAA FLIGHT STANDARDS DISTRICT OFFICE, GENERAL AVIATION DISTRICT OFFICE, OR AIR CARRIER DISTRICT OFFICE. EACH PARTY AGREES TO UNDERSTAND AND ABIDE BY THESE REGULATIONS.

      E) OWNER WILL PROVIDE THE FAA FLIGHT STANDARDS DISTRICT OFFICE NEAREST ITS AIRCRAFT'S HOME BASE WITH A COPY OF THIS AGREEMENT AT LEAST FORTY-EIGHT (48) HOURS BEFORE TAKEOFF OF A FLIGHT OPERATED PURSUANT TO THIS AGREEMENT INFORMING THE FAA OF (I) THE LOCATION OF THE AIRPORT OF DEPARTURE; (II) THE DEPARTURE TIME; AND (III) THE REGISTRATION NUMBER OF THE AIRCRAFT INVOLVED.

      IN WITNESS WHEREOF, Owner and User caused the signatures of their authorized representatives to be affixed below on the day and year first above written.

                                         REGIONS FINANCIAL CORPORATION

                                         By: /s/ James S. M. French
                                             -----------------------------------
                                             James S. M. French
                                         Title: Chairman, Compensation Committee

                                             /s/ Jackson W. Moore
                                         ---------------------------------------
                                         Jackson W. Moore

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                                    EXHIBIT A

                           Updated: September 1, 2005

  UNITED STATES
REGISTRATION NUMBER                                        AIRCRAFT TYPE
-------------------                                    ---------------------
       N26FA                                             Bombardier CL300
      N923PC                                              Citation Excel
       N95FA                                           Ratheon Beechjet 400A